UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Tortoise Energy Capital Corp

TYY LISTED NYSE

Yield

Growth

Quality

2012 2nd Quarter Report

May 31, 2012

...Steady Wins®

Company at a Glance

Tortoise Energy Capital Corp. (NYSE: TYY) is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) and their affiliates in the energy infrastructure sector.

Investment Goals: Yield, Growth and Quality

TYY seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through timely debt and equity offerings.

TYY seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 80 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYY Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with more than 130 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

June 15, 2012

Dear Fellow Stockholders,

Global uncertainty dominated the last month of our second fiscal quarter ended May 31, 2012, with European turmoil taking center stage. This uncertainty did not discriminate between high quality and low quality. As a result, equity markets including the energy sector as a whole, were sharply lower in the month of May, as evidenced by the S&P 500® and S&P 500 Energy® total return of negative 6.0 percent and negative 10.2 percent, respectively.

The precarious market environment also impacted master limited partnerships (MLPs). However, midstream MLPs have demonstrated their resiliency across several market cycles and we continue to believe their businesses remain strong, resulting in predictable distributions.

Master Limited Partnership Sector Review

The Tortoise MLP Index® posted a total return of negative 9.1 percent and positive 1.7 percent for the three months and six months ended May 31, 2012, respectively. Pipeline MLPs performed well on a relative basis, as evidenced by the Tortoise Long-Haul Pipeline MLP Index’s total return of negative 8.0 percent and positive 4.8 percent, respectively, for the same periods.

We remain confident in our distribution growth expectations for midstream MLPs of 6 to 8 percent for 2012, as heightened activity in both M&A and internal growth projects continue. We just witnessed three years of more than $100 billion of acquisitions and internal growth projects, and we anticipate another $100 billion over the next three years. M&A activity remains elevated in 2012 with approximately $22.4 billion announced fiscal year-to-date. We believe the two largest announced transactions this year, Energy Transfer’s bid of approximately $5 billion for Sunoco Inc. and Williams Partners’ $2.5 billion acquisition of Caiman Energy, validate the expanding liquids growth story in the U.S.

Also driving activity are significant internal growth projects as the continued emergence of the shale plays is highlighting the crude oil and natural gas production growth potential in both the U.S. and Canada. This production growth is presenting numerous opportunities for MLPs to construct supporting pipeline, processing and fractionation infrastructure. Capital markets remain supportive of this growth activity. MLPs have issued over $10.7 billion of equity and $15.5 billion of debt for the fiscal year-to-date, consistent with 2010 and 2011 levels at this point in the year. MLP pipeline issuance continued to lead the other sectors, with approximately $17.7 billion in total proceeds.

Fund Performance Review

Our total assets decreased from $900.1 million on Feb. 29, 2012, to $792.0 million as of our second fiscal quarter end, resulting primarily from market declines in the value of our investments. Our market-based total return was negative 12.8 percent and negative 2.0 percent (both including the reinvestment of distributions) for the three months and six months ended May 31, 2012, respectively.

We paid a distribution of $0.4125 per common share ($1.65 annualized) to our stockholders on June 1, 2012, an increase of 0.6 percent from our prior quarterly distribution. This distribution represented an annualized yield of 6.6 percent based on our fiscal quarter closing price of $24.91. Our distribution coverage (distributable cash flow divided by distributions) for the second fiscal quarter was 100.9 percent. For tax purposes, we currently expect 80 to 100 percent of TYY’s distributions to be characterized as qualified dividend income, or QDI, with the remainder characterized as return of capital. A final determination of the characterization will be made in January 2013.

We ended the second fiscal quarter with leverage (including bank debt, senior notes and preferred stock) at 20.3 percent of total assets, which had a weighted average maturity of 3.5 years, a weighted average cost of 4.8 percent, and over 92 percent at fixed rates.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

As the broader markets ebb and flow, we believe midstream MLPs offer investors predictability of cash flow streams. We will continue to monitor the impact of the overall macroeconomic environment, but believe these assets, critical to our energy needs, are attractive to investors in both expansionary and more uncertain environments.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)

2012 2nd Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2011			2012
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions received from master limited partnerships	$11,470	$11,605	$11,769	$11,966	$11,854
Dividends paid in stock	1,103	1,043	842	856	862
Other income	205	—	—	—	—
Total from investments	12,778	12,648	12,611	12,822	12,716
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	1,934	1,857	1,827	2,026	2,027
Other operating expenses	297	260	254	260	232
	2,231	2,117	2,081	2,286	2,259
Distributable cash flow before leverage costs and current taxes	10,547	10,531	10,530	10,536	10,457
Leverage costs(2)	2,120	2,136	2,120	2,140	2,281
Current income tax expense	50	47	47	—	—
Distributable Cash Flow (3)	$8,377	$8,348	$8,363	$8,396	$8,176

As a percent of average total assets(4)
Total from investments	6.18%	6.36%	6.45%	6.00%	5.91%
Operating expenses before leverage costs and current taxes	1.08%	1.06%	1.06%	1.07%	1.05%
Distributable cash flow before leverage costs and current taxes	5.10%	5.30%	5.39%	4.93%	4.86%
As a percent of average net assets(4)
Total from investments	9.95%	10.33%	10.47%	9.66%	9.67%
Operating expenses before leverage costs and current taxes	1.74%	1.73%	1.73%	1.72%	1.72%
Leverage costs and current taxes	1.69%	1.78%	1.80%	1.61%	1.73%
Distributable cash flow	6.52%	6.82%	6.94%	6.33%	6.22%

Selected Financial Information
Distributions paid on common stock	$7,809	$7,884	$7,965	$8,037	$8,104
Distributions paid on common stock per share	0.4025	0.4050	0.4075	0.4100	0.4125
Distribution coverage percentage for period(5)	107.3%	105.9%	105.0%	104.5%	100.9%
Net realized gain (loss), net of income taxes, for the period	17,738	2,331	30,011	(2,709)	2,750
Total assets, end of period	792,460	770,803	804,539	900,119	792,048
Average total assets during period(6)	819,736	789,509	783,965	859,314	855,782
Leverage(7)	162,000	160,300	167,000	169,700	160,700
Leverage as a percent of total assets	20.4%	20.8%	20.8%	18.9%	20.3%
Net unrealized appreciation, end of period	224,761	213,471	214,425	277,802	219,669
Net assets, end of period	494,492	476,629	500,129	550,701	484,864
Average net assets during period(8)	509,480	485,972	483,227	533,793	523,333
Net asset value per common share	25.49	24.48	25.54	28.09	24.68
Market value per share	26.72	25.64	26.21	29.06	24.91
Shares outstanding	19,400,238	19,466,356	19,581,174	19,602,374	19,645,662

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, other recurring leverage expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, distributions included in direct placement discounts, premium on redemption of MRP stock and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(4)	Annualized for periods less than one full year.
(5)	Distributable Cash Flow as a percentage of distributions paid.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(8)	Computed by averaging daily values within each period.

2       Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp.’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets decreased approximately $108 million during the 2nd quarter primarily as a result of decreased market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations and asset-based expenses were relatively unchanged from the previous quarter. Total leverage as a percent of total assets increased and we increased our quarterly distribution to $0.4125 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow, realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income of the Company, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other recurring leverage expenses, distributions to preferred stockholders, as well as current taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates

2012 2nd Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 2nd quarter 2012 was approximately $12.7 million, a slight decrease as compared to 2nd quarter 2011 and a 1 percent decrease as compared to 1st quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments and the distributions received from additional investments funded from equity and leverage proceeds, offset by the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.05 percent of average total assets for the 2nd quarter 2012, a decrease of 0.03 percent as compared to the 2nd quarter 2011 and a decrease of 0.02 percent as compared to 1st quarter 2012. Advisory fees for the 2nd quarter 2012 were relatively unchanged from 1st quarter 2012. Yields on our MLP investments are currently below their 5-year historical average of approximately 7 percent. All else being equal, if MLP yields decrease and distributions remain constant or grow, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses decreased approximately $28,000 as compared to 1st quarter 2012 primarily due to reduced estimated franchise taxes.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $2.3 million for the 2nd quarter 2012, an increase of $141,000 as compared to 1st quarter 2012. This is a result of paying leverage costs on both the newly issued Series C Mandatory Redeemable Preferred (“MRP”) stock and the Series B MRP stock for a period prior to the redemption of the Series B MRP stock on May 17, 2012. Going forward, the issuance of the Series C MRP stock and redemption of the Series B MRP stock will reduce leverage costs for the MRP stock by approximately $131,000 per quarter.

The weighted average annual rate of our leverage at May 31, 2012 was 4.83 percent. This rate includes balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility and as our leverage matures or is redeemed. Additional information on our leverage and amended credit facility is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 2nd quarter 2012, our DCF was approximately $8.2 million, a decrease of 2 percent as compared to 2nd quarter 2011 and a decrease of 3 percent as compared to 1st quarter 2012. These changes are the net result of distributions and expenses as outlined above. We declared a distribution of $8.1 million, or $0.4125 per share, during the quarter. This represents an increase of $0.01 per share as compared to 2nd quarter 2011 and an increase of $0.0025 per share as compared to 1st quarter 2012.

Our distribution coverage ratio was 100.9 percent for 2nd quarter 2012. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions or portfolio managers taking on more risk than they otherwise would.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2012 YTD and 2nd quarter 2012 (in thousands):

	2012 YTD	2nd Qtr 2012
Net Investment Loss, before Income Taxes	$(8,467)	$(4,748)
Adjustments to reconcile to DCF:
Dividends paid in stock	1,718	862
Distributions characterized as return of capital	21,685	10,483
Amortization of debt issuance costs	1,136	1,079
Premium on redemption of MRP stock	500	500
DCF	$16,572	$8,176

Liquidity and Capital Resources

We had total assets of $792 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 2nd quarter 2012, total assets decreased $108 million. This change was primarily the result of a $98 million decrease in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions) and net sales of $10 million.

We issued 16,100 shares of our common stock during the quarter under our at-the-market equity program for a net total of approximately $0.4 million. We used the proceeds to reduce the balance on our bank credit facility. We are waiving our advisory fees on the net proceeds from shares issued under our at-the-market equity program for six months.

Total leverage outstanding at May 31, 2012 was $160.7 million, a decrease of $9.0 million as compared to February 29, 2012. Outstanding leverage is comprised of $104.1 million in senior notes, $50 million in MRP stock and $6.6 million outstanding under the credit facility, with 92.8 percent of leverage

4       Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited) (Continued)

with fixed rates and a weighted average maturity of 3.5 years. Total leverage represented 20.3 percent of total assets at May 31, 2012, as compared to 18.9 percent as of February 29, 2012 and 20.4 percent as of May 31, 2011. Our leverage as a percent of total assets remains below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $154.1 million on May 31, 2012 was comprised of 68 percent private placement debt and 32 percent publicly traded preferred equity with a weighted average rate of 4.93 percent and weighted average laddered maturity of 3.7 years.

During the quarter, we issued Series C MRP stock with an aggregate liquidation preference of $50,000,000. The Series C MRP stock is mandatorily redeemable on May 1, 2018 and has a fixed distribution rate of 3.95 percent. The proceeds of the offering, along with borrowings under the credit facility, were used to defease the 5.0 percent Series B MRP stock at liquidation value in the amount of $50,000,000. The Series B MRP stock was redeemed on May 17, 2012. We paid a premium of $500,000 upon redemption.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 and Note 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 17, 2013. Terms of the amendment provide for an unsecured revolving credit facility of $40,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to the common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2012. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the fiscal year ended 2011 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the fiscal year ended 2011 was 100 percent return of capital. We currently estimate that 80 to 100 percent of 2012 distributions will be characterized as qualified dividend income for tax purposes, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2013.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2012, our investments are valued at $790.5 million, with an adjusted cost of $451.6 million. The $338.9 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a net deferred tax liability or net deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At May 31, 2012, the balance sheet reflects a net deferred tax liability of approximately $135 million or $6.88 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. As of November 30, 2011, we had approximately $29 million in capital loss carryforwards and $24 million in net operating losses. To the extent we have taxable income that is not offset by either capital loss carryforwards or net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

2012 2nd Quarter Report       5

Schedule of Investments May 31, 2012
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 163.0%(1)

Crude/Refined Products Pipelines — 67.6%(1)
United States — 67.6%(1)
Buckeye Partners, L.P.	835,152	$39,686,423
Enbridge Energy Partners, L.P.	1,372,700	40,137,748
Holly Energy Partners, L.P.	312,000	17,649,840
Kinder Morgan Management, LLC(2)	581,991	41,338,811
Magellan Midstream Partners, L.P.	753,400	51,841,454
NuStar Energy L.P.	508,300	26,538,343
Oiltanking Partners, L.P.	147,900	4,599,690
Plains All American Pipeline, L.P.	659,200	51,766,976
Sunoco Logistics Partners L.P.	1,480,200	49,853,136
Tesoro Logistics LP	137,400	4,332,222
		327,744,643
Natural Gas/Natural Gas Liquids Pipelines — 72.5%(1)
United States — 72.5%(1)
Boardwalk Pipeline Partners, LP	1,282,700	33,286,065
El Paso Pipeline Partners, L.P.	1,253,700	41,133,897
Energy Transfer Equity, L.P.	332,472	12,078,708
Energy Transfer Partners, L.P.	842,400	36,551,736
Enterprise Products Partners L.P.	1,270,400	61,944,704
Inergy Midstream, L.P.	213,600	4,453,560
ONEOK Partners, L.P.	776,600	42,402,360
Regency Energy Partners LP	1,593,567	34,293,562
Spectra Energy Partners, LP	508,409	15,847,109
TC PipeLines, LP	633,400	25,969,400
Williams Partners L.P.	823,045	43,539,080
		351,500,181
Natural Gas Gathering/Processing — 22.9%(1)
United States — 22.9%(1)
Chesapeake Midstream Partners, L.P.	730,200	18,276,906
Copano Energy, L.L.C.	484,200	12,976,560
Crestwood Midstream Partners LP(2)	355,167	8,971,518
DCP Midstream Partners, LP	386,100	15,185,313
MarkWest Energy Partners, L.P.	327,900	15,719,526
Targa Resources Partners LP	465,000	18,237,300
Western Gas Partners LP	495,688	21,854,884
		111,222,007
Total Master Limited Partnerships and
Related Companies (Cost $451,572,527)		790,466,831
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.19%(3) (Cost $72,566)	72,566	72,566
Total Investments — 163.0%(1)
(Cost $451,645,093)		790,539,397
Other Assets and Liabilities — (31.2%)(1)		(151,575,760)
Long-Term Debt Obligations — (21.5%)(1)		(104,100,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (10.3%)(1)		(50,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$484,863,637

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of May 31, 2012.

See accompanying Notes to Financial Statements.

6       Tortoise Energy Capital Corp.

Statement of Assets & Liabilities May 31, 2012
(Unaudited)

Assets
Investments at fair value (cost $451,645,093)	$790,539,397
Receivable for Adviser expense reimbursement	2,260
Prepaid expenses and other assets	1,506,046
Total assets	792,047,703
Liabilities
Payable to Adviser	1,327,329
Distributions payable to common stockholders	8,103,836
Accrued expenses and other liabilities	1,831,425
Deferred tax liability	135,221,476
Short-term borrowings	6,600,000
Long-term debt obligations	104,100,000
Mandatory redeemable preferred stock
($10.00 liquidation value per share;
5,000,000 shares outstanding)	50,000,000
Total liabilities	307,184,066
Net assets applicable to common stockholders	$484,863,637
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 19,645,662 shares issued
and outstanding (100,000,000 shares authorized)	$19,646
Additional paid-in capital	260,471,732
Accumulated net investment loss, net of income taxes	(69,586,510)
Undistributed realized gain, net of income taxes	74,289,864
Net unrealized appreciation of investments, net of income taxes	219,668,905
Net assets applicable to common stockholders	$484,863,637
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$24.68

Statement of Operations Period from December 1, 2011 through May 31, 2012
(Unaudited)

Investment Income
Distributions from master limited partnerships	$23,820,257
Less return of capital on distributions	(21,685,039)
Net distributions from master limited partnerships	2,135,218
Dividends from money market mutual funds	176
Total Investment Income	2,135,394
Operating Expenses
Advisory fees	4,059,840
Administrator fees	170,941
Professional fees	98,925
Directors’ fees	56,714
Stockholder communication expenses	45,627
Fund accounting fees	34,248
Registration fees	20,280
Custodian fees and expenses	19,374
Stock transfer agent fees	12,214
Franchise fees	(11,756)
Other operating expenses	45,449
Total Operating Expenses	4,551,856
Leverage Expenses
Interest expense	2,975,987
Distributions to mandatory redeemable preferred stockholders	1,394,181
Amortization of debt issuance costs	1,136,539
Premium on redemption of mandatory redeemable preferred stock	500,000
Other leverage expenses	51,418
Total Leverage Expenses	6,058,125
Total Expenses	10,609,981
Less expense reimbursement by Adviser	(7,375)
Net Expenses	10,602,606
Net Investment Loss, before Income Taxes	(8,467,212)
Deferred tax benefit	2,321,577
Net Investment Loss	(6,145,635)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	64,839
Deferred tax expense	(23,828)
Net realized gain on investments	41,011
Net unrealized appreciation of investments, before income taxes	8,290,451
Deferred tax expense	(3,046,741)
Net unrealized appreciation of investments	5,243,710
Net Realized and Unrealized Gain on Investments	5,284,721
Net Decrease in Net Assets Applicable to
Common Stockholders Resulting from Operations	$(860,914)

See accompanying Notes to Financial Statements.

2012 2nd Quarter Report       7

Statement of Changes in Net Assets

	Period from
	December 1, 2011
	through	Year Ended
	May 31, 2012	November 30, 2011
	(Unaudited)
Operations
Net investment loss	$(6,145,635)	$(14,497,071)
Net realized gain on investments	41,011	57,609,999
Net unrealized appreciation (depreciation) of investments	5,243,710	(6,499,262)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(860,914)	36,613,666
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(16,140,809)	(31,395,854)
Total distributions to common stockholders	(16,140,809)	(31,395,854)
Capital Stock Transactions
Proceeds from shelf offerings of 37,300 and 93,715 common shares, respectively	1,013,847	2,515,946
Underwriting discounts and offering expenses associated with the issuance of common stock	(41,034)	(101,308)
Issuance of 27,188 and 142,443 common shares from reinvestment of distributions to stockholders, respectively	763,711	3,661,823
Net increase in net assets applicable to common stockholders from capital stock transactions	1,736,524	6,076,461
Total increase (decrease) in net assets applicable to common stockholders	(15,265,199)	11,294,273
Net Assets
Beginning of period	500,128,836	488,834,563
End of period	$484,863,637	$500,128,836
Accumulated net investment loss, net of income taxes, end of period	$(69,586,510)	$(63,440,875)

See accompanying Notes to Financial Statements.

8       Tortoise Energy Capital Corp.

Statement of Cash Flows Period from December 1, 2011 through May 31, 2012
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$23,820,257
Dividend income received	167
Purchases of long-term investments	(33,956,274)
Proceeds from sales of long-term investments	33,112,006
Proceeds from sales of short-term investments, net	58,524
Interest expense paid	(2,969,093)
Distributions to mandatory redeemable preferred stockholders	(1,361,125)
Income taxes paid	(1,746)
Premium on redemption of mandatory redeemable preferred stock	(500,000)
Operating expenses paid	(4,562,794)
Net cash provided by operating activities	13,639,922
Cash Flows From Financing Activities
Advances from revolving line of credit	29,600,000
Repayments on revolving line of credit	(35,900,000)
Issuance of mandatory redeemable preferred stock	50,000,000
Redemption of mandatory redeemable preferred stock	(50,000,000)
Issuance of common stock	1,013,847
Common stock issuance costs	(59,974)
Debt issuance costs	(1,020,524)
Distributions paid to common stockholders	(7,273,271)
Net cash used in financing activities	(13,639,922)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net decrease in net assets applicable to common
stockholders resulting from operations	$(860,914)
Adjustments to reconcile net decrease in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(33,956,274)
Proceeds from sales of long-term investments	32,721,106
Proceeds from sales of short-term investments, net	58,524
Return of capital on distributions received	21,685,039
Deferred tax expense	748,992
Net unrealized appreciation of investments	(8,290,451)
Net realized gain on investments	(64,839)
Amortization of debt issuance costs	1,136,539
Changes in operating assets and liabilities:
Decrease in receivable for investments sold	390,900
Increase in prepaid expenses and other assets	(32,438)
Increase in payable to Adviser, net of
expense reimbursement	83,070
Increase in accrued expenses and other liabilities	20,668
Total adjustments	14,500,836
Net cash provided by operating activities	$13,639,922
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$763,711

See accompanying Notes to Financial Statements.

2012 2nd Quarter Report       9

Financial Highlights

	Period from
	December 1, 2011	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2012	2011	2010	2009	2008	2007
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$25.54	$25.27	$19.90	$12.85	$27.84	$26.79
Income (Loss) from Investment Operations
Net investment loss(2)(3)	(0.31)	(0.75)	(0.60)	(0.20)	(0.89)	(0.64)
Net realized and unrealized gains (losses) on investments
and interest rate swap contracts(2)(3)	0.27	2.64	7.50	8.88	(12.05)	3.80
Total income (loss) from investment operations	(0.04)	1.89	6.90	8.68	(12.94)	3.16
Distributions to Auction Preferred Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	—	—	—	(0.04)	(0.35)	(0.33)
Total distributions to auction preferred stockholders	—	—	—	(0.04)	(0.35)	(0.33)
Distributions to Common Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	(0.82)	(1.62)	(1.60)	(1.60)	(1.70)	(1.63)
Total distributions to common stockholders	(0.82)	(1.62)	(1.60)	(1.60)	(1.70)	(1.63)
Capital Stock Transactions
Underwriting discounts and offering costs on issuance
of auction preferred stock(4)	—	—	—	—	—	(0.03)
Premiums less underwriting discounts and offering costs on issuance
of common stock (5)(6)	0.00	0.00	0.07	0.01	—	(0.12)
Total capital stock transactions	0.00	0.00	0.07	0.01	—	(0.15)
Net Asset Value, end of period	$24.68	$25.54	$25.27	$19.90	$12.85	$27.84
Per common share market value, end of period	$24.91	$26.21	$27.06	$22.38	$11.11	$25.47
Total Investment Return Based on Market Value(7)	(1.96)%	3.10%	29.31%	120.32%	(52.44)%	1.73%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$484,864	$500,129	$488,835	$356,015	$224,483	$484,645
Average net assets (000’s)	$528,534	$495,831	$435,781	$289,712	$402,149	$501,668
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.53%	1.51%	1.46%	1.51%	1.84%	1.69%
Other operating expenses	0.19	0.22	0.26	0.38	0.30	0.25
Expense reimbursement (6)	(0.00)	(0.00)	—	—	—	—
Subtotal	1.72	1.73	1.72	1.89	2.14	1.94
Leverage expenses (9)	2.29	2.20	2.23	2.02	4.37	2.51
Income tax expense (benefit)(10)	0.29	4.74	17.59	22.42	(28.32)	6.06
Total expenses	4.30%	8.67%	21.54%	26.33%	(21.81)%	10.51%

See accompanying Notes to Financial Statements.

10       Tortoise Energy Capital Corp.

Financial Highlights (Continued)

	Period from
	December 1, 2011	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	through	November 30,	November 30,	November 30,	November 30,	November 30,
	May 31, 2012	2011	2010	2009	2008	2007
	(Unaudited)
Ratio of net investment loss to average net assets before
expense reimbursement(8)(9)	(2.33)%	(2.93)%	(2.65)%	(1.53)%	(3.67)%	(2.33)%
Ratio of net investment loss to average net assets after
expense reimbursement(8)(9)	(2.33)%	(2.92)%	(2.65)%	(1.53)%	(3.67)%	(2.33)%
Portfolio turnover rate	3.86%	19.37%	12.92%	14.86%	6.44%	9.90%
Short-term borrowings, end of period (000’s)	$6,600	$12,900	$7,400	$14,600	—	$24,700
Long-term debt obligations, end of period (000’s)	$104,100	$104,100	$90,000	$90,000	$90,000	$190,000
Preferred stock, end of period (000’s)	$50,000	$50,000	$65,000	$60,000	$95,000	$110,000
Per common share amount of long-term debt obligations outstanding,
end of period	$5.30	$5.32	$4.65	$5.03	$5.15	$10.92
Per common share amount of net assets, excluding long-term debt
obligations, end of period	$29.98	$30.86	$29.92	$24.93	$18.00	$38.76
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(11)	$5,832	$5,702	$6,686	$4,977	$4,550	$3,770
Asset coverage ratio of long-term debt obligations and short-term
borrowings(11)	583%	570%	669%	498%	455%	377%
Asset coverage, per $25,000 liquidation value per share of auction
preferred stock(12)	—	—	—	—	$55,336	$62,315
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(12)	$40	$40	$40	$32	—	—
Asset coverage ratio of preferred stock(12)	402%	399%	401%	316%	221%	249%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2011, 2010, 2009, 2008, and 2007 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting ASC 740-10, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share.
(4)	Represents the issuance of auction preferred stock for the year ended November 30, 2007.
(5)	Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the period from December 1, 2011 through May 31, 2012. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2011. Represents the premiums on the shelf offerings of $0.10 per share, less the underwriting discount and offering costs of $0.03 per share for the year ended November 30, 2010. Represents the premiums on the shelf offerings of $0.02 per share, less the underwriting discount and offering costs of $0.01 per share for the year ended November 30, 2009. Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007.
(6)	Less than $0.01 or 0.01% for the period from December 1, 2011 through May 31, 2012 and the year ended November 30, 2011.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(10)	For the period from December 1, 2011 through May 31, 2012, the Company accrued $748,992 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $490,272 for current income tax expense and $23,004,007 for net deferred income tax expense. For the year ended November 30, 2010, the Company accrued $409,606 for net current income tax expense and $76,240,282 for net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $302,906 for net current income tax benefit and $65,242,595 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $427,891 for net current income tax expense and $114,309,765 for net deferred income tax benefit. For the year ended November 30, 2007, the Company accrued $152,988 for current income tax expense and $30,223,686 for net deferred tax expense.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2012 2nd Quarter Report        11

Notes to Financial Statements (Unaudited) May 31, 2012

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2010 through November 30, 2011, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2011, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2010 through November 30, 2011 based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in pre-tax net investment income of approximately $705,000 or $0.036 per share ($446,000 or $0.023 per share, net of deferred tax expense), a decrease in unrealized appreciation of investments of approximately $812,000 or $0.041 per share ($514,000 or $0.026 per share, net of deferred tax benefit), and an increase in realized gains of approximately $107,000 or $0.005 per share ($68,000 or $0.003 per share, net of deferred tax expense) for the period from December 1, 2011 through May 31, 2012.

Subsequent to the period ended February 29, 2012, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2012 estimates, after considering the final allocations for 2011. This reclassification amounted to a decrease in pre-tax net investment income of approximately $121,000 or $0.006 per share ($77,000 or $0.004 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $171,000 or $0.009 per share ($108,000 or $0.006 per share, net of deferred tax expense), and a decrease in realized gains of approximately $50,000 or $0.003 per share ($31,000 or $0.002 per share, net of deferred tax benefit).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2011 and the period ended May 31, 2012 was 100 percent return of capital. For tax purposes, the Company’s distributions for the year ended November 30, 2011 were 100 percent qualified dividend income. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2012.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on a fixed annual rate and are paid on the first business day of each month. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2011 and the period ended May 31, 2012 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2011 were 100 percent qualified dividend income. The tax character of distributions paid to MRP stockholders in the current year will be determined subsequent to November 30, 2012.

12       Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited) (Continued)

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amount of such capitalized costs (excluding underwriter commissions) for the MRP C Stock issued in April 2012 was $205,000.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended May 31, 2012.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments, but does not believe they will have a material impact on the Company’s financial statements.

3. Concentration of Risk

Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2012, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$16,154,919
Capital loss carryforwards	12,643,913
Alternative minimum tax credit	502,392
Organization costs	12,008
29,313,232
Deferred tax liabilities:
Basis reduction of investment in MLPs	39,991,051
Net unrealized gains on investment securities	124,543,657
164,534,708
Total net deferred tax liability	$135,221,476

2012 2nd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

At May 31, 2012, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2012, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended May 31, 2012, as follows:

Application of statutory income tax rate	$(39,173)
State income taxes, net of federal tax effect	(1,957)
Nondeductible payments on preferred stock	1,103,571
Dividends received deduction	(313,449)
Total income tax expense	$748,992

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2011 through May 31, 2012, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $713,326 and $35,666, respectively.

As of November 30, 2011, the Company had a net operating loss for federal income tax purposes of approximately $24,333,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $13,265,000, $31,000, $10,079,000, and $958,000 in the years ending November 30, 2027, 2028, 2029, and 2030, respectively. As of November 30, 2011, the Company had a capital loss carryforward of approximately $29,000,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire in the year ending November 30, 2014. The amount of deferred tax asset for these items at May 31, 2012 includes amounts for the period from December 1, 2011 through May 31, 2012. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2011, an alternative minimum tax credit of $502,392 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of May 31, 2012, the aggregate cost of securities for federal income tax purposes was $342,825,908. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $448,224,023, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $510,534 and the net unrealized appreciation was $447,713,489.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of May 31, 2012. These assets are measured on a recurring basis.

	Fair Value at
Description	May 31, 2012	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$790,466,831	$790,466,831	$—	$—
Other:
Short-Term Investment(b)	72,566	72,566	—	—
Total	$790,539,397	$790,539,397	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2012.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2011 through May 31, 2012.

7. Investment Transactions

For the period from December 1, 2011 through May 31, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $33,956,274 and $32,721,106 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $104,100,000 aggregate principal amount of private senior notes, Series D, Series F, Series G, Series H, and Series I (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series D, Series F, Series H and Series I Notes accrue interest at fixed rates and the Series G Notes accrue interest at an annual rate that resets each quarter based on 3-month LIBOR plus 1.35 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

14       Tortoise Energy Capital Corp.

Notes to Financial Statements (Unaudited) (Continued)

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series G Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at May 31, 2012.

				Notional/
	Maturity	Interest		Carrying	Estimated
Series	Date	Rate		Amount	Fair Value
Series D	December 21, 2014	6.07%		$39,400,000	$43,490,024
Series F	June 17, 2013	6.02%		34,700,000	36,803,985
Series G	June 15, 2014	1.82	%(1)	5,000,000	5,000,000
Series H	June 15, 2016	3.88%		12,500,000	13,247,861
Series I	June 15, 2018	4.55%		12,500,000	13,807,814
				$104,100,000	$112,349,684

(1)	Floating rate; rate effective for period from March 15, 2012 through June 15, 2012. The weighted-average interest rate for the period from December 1, 2011 through May 31, 2012 was 1.85 percent.

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 5,000,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) C Stock and all 5,000,000 shares are outstanding at May 31, 2012. The MRP C Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The Company issued 5,000,000 shares of MRP C Stock on April 17, 2012, and they are mandatorily redeemable on May 1, 2018. The MRP C Stock pays cash distributions on the first business day of each month at an annual rate of 3.95 percent. The shares of MRP C Stock trade on the NYSE under the symbol “TYY Pr C.”

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

At May 31, 2012, the estimated fair value of the MRP C Stock is based on the closing market price of $10.16 per share. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of May 31, 2012.

	Mandatory			Aggregate
	Redemption	Fixed	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
MRP C Stock	May 1, 2018	3.95%	5,000,000	$50,000,000	$50,800,000

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2012, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

The Company defeased its MRP B Stock at liquidation value in the amount of $50,000,000 on April 17, 2012. The Company paid a premium of $500,000 upon redemption. The unamortized balance of allocated capital costs was expensed and resulted in a total loss on early redemption of $1,018,581 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

10. Credit Facility

On June 20, 2011, the Company entered into an amendment to its credit facility that extends the credit facility through June 18, 2012. U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The terms of the amendment provides for an unsecured revolving credit facility of $40,000,000. During the extension, outstanding balances accrues interest at a variable rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2012 was approximately $18,100,000 and 1.51 percent, respectively. At May 31, 2012, the principal balance outstanding was $6,600,000 at an interest rate of 1.49 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2012, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 19,645,662 shares outstanding at May 31, 2012. Transactions in common stock for the period ended May 31, 2012, were as follows:

Shares at November 30, 2011	19,581,174
Shares sold through shelf offerings	37,300
Share sold through reinvestment of distributions	27,188
Shares at May 31, 2012	19,645,662

12. Subsequent Events

On June 1, 2012, the Company paid a distribution in the amount of $0.4125 per common share, for a total of $8,103,836. Of this total the dividend reinvestment amount to $722,060.

On June 18, 2012, the Company entered into an amendment to its credit facility that extends the credit facility through June 17, 2013. The terms of the amendment provide for an unsecured revolving credit facility of $40,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

During the period from June 1, 2012 through the date the financial statements were issued, the Company issued 14,500 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $0.4 million.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2012 2nd Quarter Report       15

Additional Information (Unaudited)

Shareholder Proxy Voting Results

The annual meeting of stockholders was held on May 24, 2012. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Charles E. Heath*
Affirmative	2,936,640
Withheld	602,837
TOTAL	3,539,477

*Only preferred stockholders are entitled to vote on this director.

Each of H. Kevin Birzer and John Graham continued as a director with a term expiring on the date of the 2013 annual meeting of stockholders. Conrad S. Ciccotello continued as a director and his term expires on the date of the 2014 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (56 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	36
Against	3
Abstain	1
Broker Non-votes	0
TOTAL	40

Vote of Stockholders	No. of Shares
Affirmative	9,908,817
Against	1,125,545
Abstain	100,381
Broker Non-votes	10,488,488
TOTAL	21,623,231

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2012.

No. of Shares
Affirmative	21,186,227
Against	310,131
Abstain	126,873
TOTAL	21,623,231

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2012, the aggregate compensation paid by the Company to the independent directors was $57,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2011 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise Energy Capital Corp.

Office of the Company and	ADMINISTRATOR
of the Investment Adviser	U.S. Bancorp Fund Services, LLC
Tortoise Capital Advisors, L.L.C.	615 East Michigan St.
11550 Ash Street, Suite 300	Milwaukee, Wis. 53202
Leawood, Kan. 66211
(913) 981-1020	CUSTODIAN
(913) 981-1021 (fax)	U.S. Bank, N.A.
www.tortoiseadvisors.com	1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
Managing Directors of
Tortoise Capital Advisors, L.L.C.	TRANSFER, DIVIDEND DISBURSING
H. Kevin Birzer	AND REINVESTMENT AGENT
Zachary A. Hamel	Computershare Trust Company, N.A. / Computershare Inc.
Kenneth P. Malvey	P.O. Box 43078
Terry Matlack	Providence, R.I. 02940-3078
David J. Schulte	(800) 426-5523
www.computershare.com
Board of Directors of
Tortoise Energy Capital Corp.	LEGAL COUNSEL
Husch Blackwell LLP
H. Kevin Birzer, Chairman	4801 Main St.
Tortoise Capital Advisors, L.L.C.	Kansas City, Mo. 64112

Conrad S. Ciccotello	INVESTOR RELATIONS
Independent	(866) 362-9331
info@tortoiseadvisors.com
John R. Graham
Independent	STOCK SYMBOL
Listed NYSE Symbol: TYY
Charles E. Heath
Independent	This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,614	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$321
Tortoise Energy Capital Corp.		Midstream Equity	$826	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$215
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,583
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$211

(1)  As of 6/30/12

TYY LISTED NYSE

Tortoise Energy Capital Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/11-12/31/11
Month #2	0	0	0	0
1/1/12-1/31/12
Month #3	0	0	0	0
2/1/12-2/29/12
Month #4	0	0	0	0
3/1/12-3/31/12
Month #5	0	0	0	0
4/1/12-4/30/12
Month #6	5,000,000	$10.163890	5,000,000	0
5/1/12-5/31/12 (1)
Total	5,000,000	$10.163890	5,000,000	0

(1) On May 17, 2012, the Registrant redeemed, by lot in base denominations of $10.00, all of the outstanding Mandatory Redeemable Preferred (“MRP”) Shares representing an aggregate liquidation preference amount of $50,000,000 at a total redemption price of $50,819,450.00 and a redemption price per share of $10.163890. The redemption price per share is equal to $10.00, plus (i) accrued dividends of $0.063890, calculated using the then current dividend rate of 5.0% accrued to the date of redemption and (ii) a redemption premium of $0.10 (1.0% of the liquidation preference per share). This redemption took place following the Registrant’s Rule 23c-2 filing with the SEC on April 17, 2012.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Capital Corporation

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date: July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date: July 24, 2012

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date: July 24, 2012